SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                            FORM 8-K

                        CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): January 22, 1999


         Onyx Acceptance Corporation
 -------------------------------------------------------------
  (Exact Name of Registrant as Specified in Its Charter)

Commission File Number
28050                                (I.R.S. EmployerIdentification No.)
                                                 33-0577635

State or other jurisdiction of incorporation or organization
Delaware


Onyx Acceptance Corporation
27051 Towne Centre Drive
Foothill Ranch, CA 92610
949 465-3900







Item 5.  Other Events

         The Registrant files herewith the exhibit listed in 7(c) below.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

          The following exhibit is furnished in accordance with Item 601 of Regulatin S-K

          Exhibit
          No. 99
          Press Release of Onyx Acceptance Corporation dated January 22, 1999




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation

         REGAN E. KELLY
By:_____________________________________________________
         Regan E. Kelly    Executive Vice President
Date: February 4, 1999

         DON P. DUFFY
By:_____________________________________________________
         Don P. Duffy      Executive Vice President
Date: February 4, 1999

Exhibit 19

                  ONYX ACCEPTANCE CORPORATION ANNOUNCES FOURTH
                           QUARTER OPERATING RESULTS,
                   OPENING OF NEW CORPORATE HEADQUARTERS, AND
                       RESTATEMENT OF PRIOR PERIOD RESULTS


Foothill Ranch, CA -- Onyx Acceptance Corporation (NASDAQ:ONYX) announced today net income of $2.5 million, or $.39 per diluted share, for its fourth quarter ended December 31, 1998, versus a restated loss of ($268,011), or ($.04) per share, for the quarter ended December 31, 1997.

 For the twelve months ended December 31, 1998, Onyx reported net income of $6.1 million, or $.95 per diluted share, versus restated earnings of $1.3 million, or $.21 per diluted share, for the twelve months ended December 31, 1997. On a comparative basis, net income increased 369% and earnings per diluted share rose
352%.

In December of 1998, the Company relocated to its new corporate  headquarters in
Foothill Ranch, California from its former location in Irvine,  California.  The
Company signed a ten year lease and will initially occupy  approximately  69,000 square feet of the new building.  The move into this  building will  accommodate the ever growing needs for space as the Company's  operations continue to expand and will enhance the servicing and  administrative  capabilities  of the Company over the next decade.

Contracts purchased were $304.2 million for the fourth quarter of 1998, an increase of 67% over contracts purchased of $182.3 million for the fourth quarter of 1997. For the twelve months ended December 31, 1998, contracts purchased were $1.04 billion, compared to contracts purchased of $605.9 million for the twelve months ended December 31, 1997, an increase of 72%. Onyx's servicing portfolio totaled $1.35 billion at December 31, 1998, compared to a servicing portfolio of $757.3 million at December 31, 1997, an increase of 78%.

Net charge-offs improved to 1.72% of average serviced contracts outstanding for the year ended December 31, 1998, compared to 2.03% for the year ended December
31, 1997.

Serviced contracts over thirty days delinquent were 2.83% of total serviced contracts at December 31, 1998, compared to 2.51% at December 31, 1997.

The Company increased its off balance sheet reserves from 3.57% at December 31, 1997 to 4.31% of securitized assets at December 31, 1998.







As required by the Financial Accounting Standards Board's (FASB) Special Report,
" A Guide to  Implementation  of Statement 125 on  Accounting  for Transfers and
Servicing  of  Financial  Assets  and  Extinguishments  of  Liabilities,  Second
Edition," dated December 1998, and related guidance set forth in statements made by the staff of the Securities and Exchange Commission (SEC) on December 8, 1998, the Company has retroactively changed its practice of measuring and accounting for credit enhancement assets on its securitization transactions to the cash-out method from the cash-in method. As a result, Onyx announced a restatement of its financial statements for the years ended December 31, 1997 and 1996, and for the first three quarters of 1998.

Initial deposits to restricted cash accounts, if any, and subsequent cash flows received by securitization trusts sponsored by the Company accumulate as credit enhancement assets until certain targeted levels are achieved, after which cash is distributed to the Company on an unrestricted basis. Under the cash-in method previously used by the Company, (i) the assumed discount period for measuring the present value of credit enhancement assets ended when cash flows were received by the securitization trusts and (ii) initial deposits to restricted cash accounts were recorded at face value. Under the cash-out method now required by the FASB and SEC, the assumed discount period for measuring the present value of credit enhancement assets ends when cash, including return of the initial deposits, if any, is distributed to the Company on an unrestricted basis.

The change to the cash-out  method results only in a difference in the timing of revenue  recognition from a  securitization  and has no effect on the total cash flows of such  transactions.  While the total amount of revenue  recognized over the term of a  securitization  transaction is the same under either method,  the cash-out  method  results in (i) lower initial gains on the sale of  receivables due to the longer  discount  period and (ii)  higher  subsequent  servicing  fee income from  accretion of the additional  cash-out  discount.  Accordingly,  the
reductions  in  previously   reported   earnings   resulting  from   retroactive
application  of the change will  generally be recognized  in  subsequent  period earnings as servicing fee income.

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

The restatement resulted in the following changes to prior period financial statements:

                                                              (Unaudited)

                                                  Quarters Ended                                 Years Ended
                                September 30,      June 30,         March 31,                    December 31,
                                    1998             1998              1998                 1997             1996

Total Revenue:
       Previous                    $16,778,867       $14,170,517      $11,925,319          $35,950,298       $25,220,504
       As                          $16,471,933       $13,727,267      $11,779,316          $33,812,085       $22,626,935
Restated

Net Income
       Previous                     $1,928,778        $1,354,359         $827,771           $2,584,115        $7,671,826
       As                           $1,752,524        $1,095,058         $742,360           $1,302,271        $6,115,587
Restated

Earnings per
Share
       Previous                          $0.30             $0.21            $0.13                $0.40             $1.35
       As                                $0.27             $0.17            $0.12                $0.21             $1.09
Restated

Credit
Enhancement
Assets (End of
Period)
       Previous                   $106,658,670       $94,767,231      $85,630,942          $76,467,434       $39,737,729
       As                         $101,030,700       $89,446,195      $80,753,156          $71,735,651       $37,144,160
Restated

Shareholders'
Equity (End of
Period)
       Previous                    $44,699,382       $42,761,584      $41,387,818          $40,555,492       $37,913,816
       As                          $41,340,334       $39,578,790      $38,464,325          $37,717,413       $36,357,577
Restated



The Company will amend its quarterly reports on Form 10-Q for the quarters ended
March 31, 1998, June 30, 1998 and September 30, 1998 in connection with the restatement.

Onyx Acceptance Corporation is a specialized automobile finance company based in Foothill Ranch, CA. Onyx provides financing to new and select used car dealerships through its 14 Auto Finance Centers. The Centers are located in prime automobile markets across the nation.



This news  release  contains  forward-looking  statements  that are  subject  to certain  risks and  uncertainties  that  could  cause  actual  results to differ materially  from those  projected.  The most  significant  among these risks and uncertainties  are (a) the Company's level of  delinquencies,  gross charge-offs and net losses,  (b) the ability to achieve adequate interest rate spreads,  (c)
the  effects  of  economic  factors  on  consumer  debt,  and (d) the  continued
availability of liquidity  sources.  Other important factors are detailed in the
Company's  annual  report on Form 10-K for the year ended  December 31, 1997 and its quarterly  reports on Form 10-Q for the periods ended March 31, June 30, and
September 30, 1998.
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                                                       ONYX ACCEPTANCE CORPORATION and SUBSIDIARIES
                                                       CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION




                                                                           (UNAUDITED)
                                                                           (RESTATED)
                                                                  December 31,       December 31,
                                                                      1998                 1997
                                                                 ----------------     ----------------
ASSETS
   CASH & CASH EQUIVALENTS                                            $1,928,991             $991,010

   CONTRACTS HELD FOR SALE - Net of Allowance (1)                    152,760,781           64,342,309
   CREDIT ENHANCEMENT ASSETS                                         112,953,193           71,735,651
   OTHER  ASSETS                                                       7,778,759            4,767,494
                                                                 ----------------     ----------------

                    TOTAL ASSETS                                    $275,421,724         $141,836,464
                                                                 ================     ================


LIABILITIES AND EQUITY
   LIABILITIES
      DEBT                                                          $209,600,061          $90,756,975
      OTHER LIABILITIES                                               21,997,942           13,362,076
                                                                 ----------------     ----------------

                 TOTAL LIABILITIES                                   231,598,003          104,119,051

                    TOTAL EQUITY                                      43,823,721           37,717,413
                                                                 ----------------     ----------------

                 TOTAL LIABILITIES AND EQUITY                       $275,421,724         $141,836,464
                                                                 ================     ================



  (1)  Net of Unearned Discounts



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


                                                       ONYX ACCEPTANCE CORPORATION and SUBSIDIARIES
                                                            CONSOLIDATED STATEMENTS OF INCOME
                                                                      (UNAUDITED)

                                              Three Months Ended                       Twelve Months Ended
                                                December 31,                               December 31,
                                                 (Restated)                                 (Restated)
                                          1998                 1997                      1998                   1997
                                     ---------------      ---------------           ----------------       ----------------
REVENUES:

    Net Finance Revenue                   1,260,232            1,210,556                  7,311,676              5,036,686
    Gain on Sale of Loans                10,506,120            6,805,828                 36,417,216             19,586,291
    Service Fee Income                    6,647,475              847,354                 16,663,450              9,189,108
                                     ---------------      ---------------           ----------------       ----------------

Total Revenues                           18,413,827            8,863,738                 60,392,342             33,812,085


EXPENSES:

    Provision for credit losses             350,066              180,807                  1,579,831                785,446
    Operating Expenses                   13,814,458            9,153,454                 48,426,558             30,740,351
                                     ---------------      ---------------           ----------------       ----------------

Total Expenses                           14,164,524            9,334,261                 50,006,389             31,525,797
                                     ---------------      ---------------           ----------------       ----------------

NET INCOME  BEFORE INCOME TAXES           4,249,303             (470,523)                10,385,953              2,286,288
INCOME TAXES                              1,763,460             (202,512)                 4,310,169                984,017
                                     ---------------      ---------------           ----------------       ----------------
NET INCOME                               $2,485,843            ($268,011)                $6,075,784             $1,302,271
                                     ===============      ===============           ================       ================

NET INCOME PER  SHARE - BASIC            $0.40               ($0.04)                     $0.99                  $0.22
NET INCOME PER  SHARE - DILUTED          $0.39               ($0.04)                     $0.95                  $0.21
BASIC SHARES OUTSTANDING               6,169,884            6,017,635                  6,112,370              6,000,431
DILUTED SHARES OUTSTANDING             6,363,599            6,017,635                  6,424,959              6,294,071

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


                                   ONYX ACCEPTANCE CORPORATION and SUBSIDIARIES
                                              DELINQUENCY AND LOSS RATES
                                                  (UNAUDITED)
                                                  (In Thousands)
                                                  Three Months Ended
                                                       December 31,

                                                1998                     1997
                                        =====================     =========================

Contracts Purchased                           $304,200                 $182,311

                                                  Twelve Months Ended
                                                       December 31,

                                                1998                     1997
                                        =====================     =========================

Contracts Purchased                          $1,038,535                $605,905


                                        Number of                   Number of
Delinquency Experience                  Contracts     $             Contracts        $

Servicing Portfolio                     131,862  $1,345,961           73,502     $757,277


Serviced Delinquency

               31 to 59 days               2,766     $26,410               1,211   $11,902
               60 to 89 days                 691       6,876                 346     3,370
               90 days or more               455       4,790                 316     3,743

               Total                       3,912     $38,076               1,873   $19,015

Delinquency as a percentage
of number and amount of contracts              2.97%       2.83%               2.55%     2.51%

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


                                                       Three Months Ended                     Twelve Months Ended
                                                                                December 31,                    December 31,
                                                 ===============================================================================

                                                    1998               1997                     1998                 1997
Loss Experience

Average Contracts Serviced
during the period                                $1,257,716          $696,677                $1,023,237            $563,343

Gross Charge-offs                                 $5,812.6           $4,088.8                 $20,639.9            $13,076.1

Recoveries                                         $769.8             $535.9                  $3,021.5             $1,642.2

Net Charge-offs                                   $5,042.7           $3,552.9                 $17,618.4            $11,433.9

Net Charge-offs as a percentage                     1.60%             2.04%                     1.72%                2.03%
of contracts outstanding during
the period



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